UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2017 (June 9, 2017)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)          On June 9, 2017, Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P. (the “Company,” and together with the General Partner, the “Registrants”), held its Annual Meeting of Stockholders (the “Annual Meeting”) to (i) elect all nine members of the Board of Directors of the General Partner (the “Board of Directors”), (ii) hold a non-binding advisory vote to approve the compensation of the General Partner’s named executive officers, as set forth in the General Partner’s proxy statement for the Annual Meeting, (iii) hold a non-binding advisory vote to select the frequency for holding future advisory votes relating to the compensation of the General Partner’s named executive officers, and (iv) ratify the appointment of the General Partner’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

(b)          At the Annual Meeting, the General Partner’s stockholders elected the following nine directors to serve until the General Partner’s annual meeting of stockholders to be held in 2018:

	For	Withheld	Broker Non-Vote
William L. Mack	73,255,070	3,234,769	3,735,590
Alan S. Bernikow	74,279,152	2,210,686	3,735,590
Kenneth M. Duberstein	59,824,013	16,665,825	3,735,590
Nathan Gantcher	69,769,918	6,719,920	3,735,590
David S. Mack	73,526,161	2,963,677	3,735,590
Alan G. Philibosian	56,223,389	20,266,449	3,735,590
Irvin D. Reid	55,771,205	20,718,634	3,735,590
Rebecca Robertson	74,882,397	1,607,442	3,735,590
Vincent Tese	44,761,905	31,727,933	3,735,590

The General Partner’s stockholders, on a non-binding advisory basis, also voted upon and approved the compensation of the General Partner’s named executive officers, as set forth in the General Partner’s proxy statement for the Annual Meeting (Number of shares for: 74,464,562, Number of shares against: 1,690,049, Number of shares abstained: 335,228, Number of broker non-votes: 3,735,590).

The General Partner’s stockholders, on a non-binding advisory basis, also voted upon and selected one year as the frequency for holding future advisory votes on the compensation of the General Partner’s named executive officers (Number of shares voted for one year: 63,747,671, Number of shares voted for two years: 28,414, Number of shares voted for three years: 12,636,354, Number of shares abstained: 77,399, Number of broker non-votes: 3,735,590). In light of these voting results, the General Partner will continue to include a nonbinding stockholder advisory vote on named executive officer compensation in the General Partner’s proxy materials every year.  The Board of Directors of the General Partner may, in its discretion, determine to change the frequency with which the General Partner will hold this vote.

The General Partner’s stockholders also voted upon and approved the ratification of the appointment of PricewaterhouseCoopers LLP as the General Partner’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (Number of shares for: 79,266,522, Number of shares against: 931,999, Number of shares abstained: 26,908, Number of broker non-votes: 0).

Item 7.01 Regulation FD

On June 12, 2017, the General Partner issued a press release announcing an increase in its quarterly cash dividend to $0.20 per common share for the period April 1, 2017 through June 30, 2017 from $0.15 per common share for the period January 1, 2017 through March 31, 2017. The dividend will be paid on July 14, 2017 to shareholders of record as of July 6, 2017. A copy of the General Partner’s press release announcing the new dividend rate is furnished herewith as Exhibit 99.1.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, this information, including Exhibit 99.1 furnished herewith, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act. The information in this Item 7.01 of this Current Report on Form 8-K (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Statements

This Current Report on Form 8-K, including the exhibits furnished herewith, contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue,” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by U.S. federal securities laws, we do not intend to update any of the forward-looking statements to reflect circumstances or events that occur after the statements are made or to conform the statements to actual results. The information contained in this Current Report on Form 8-K, including the exhibit filed herewith, should be viewed in conjunction with the consolidated financial statements and notes thereto appearing in the Registrants’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

In connection with the foregoing, the General Partner and the Company hereby furnish the following document:

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title

99.1	Press Release of Mack-Cali Realty Corporation dated June 12, 2017.

The information included in this Current Report on Form 8-K (including the exhibit hereto) being furnished under Item 7.01, “Regulation FD” and Item 9.01 “Financial Statements and Exhibits” of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: June 12, 2017	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: June 12, 2017		By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release of Mack-Cali Realty Corporation dated June 12, 2017.